                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)   November 13, 1995
                                                ------------------------

                                Drug Emporium, Inc.
------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                    0-16998              31-1064888
------------------------------------------------------------------------
(State or other jurisdiction        (Commission         (IRS Employer
     of incorporation)              File Number)     Identification No.)



    155 Hidden Ravines Drive, Powell, Ohio                     43065
------------------------------------------------------------------------
   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code      614-548-7080
                                                   ---------------------

------------------------------------------------------------------------
     (Former name or former address, if changed from last report.)



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




ITEM 2.         ACQUISITION OR DISPOSITION OF ASSETS.

         Drug Emporium, Inc. hereby reports information related to its acquisition of F&M stores in Detroit and Baltimore, as set forth in two press releases dated October 23, 1995 and November 14, 1995, respectively, entitled DRUG EMPORIUM ACQUIRES F&M STORES IN DETROIT AND BALTIMORE and DRUG EMPORIUM SIGNS NEW LENDING AGREEMENT WITH EXTENDED LINE OF CREDIT AND FINALIZES ACQUISITION OF F&M STORES IN DETROIT AND BALTIMORE, incorporated by reference and included herein as Exhibits A and B.





ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

         (a)     Financial statements of businesses acquired.

         In response to Item 7(a), it is impractical to provide the required financial statements for the stores sold by F&M Distributors, Inc. to Drug Emporium, Inc. since the required financial information is not available.

         (b)     Pro forma financial information.

         In response to Item 7(b), it is impractical to provide the required pro forma financial information at this time. The required financial information will be filed within sixty days of the date on which this report on Form 8-K must be filed.

         (c)     Exhibit A.

         Press release dated October 23, 1995.

                 Exhibit B.

         Press release dated November 14, 1995.

                 Exhibit C.

         Purchase agreement between Drug Emporium, Inc. and F&M Distributors, Inc., dated October 20, 1995.





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




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                      DRUG EMPORIUM, INC.
                                              ----------------------------------
                                                        (Registrant)





Date  November 28, 1995                     By   /s/ David L. Kriegel
    ---------------------                     ----------------------------------
                                                  David L. Kriegel
                                                  Chairman
                                                  Chief Executive Officer



Date  November 28, 1995                     By   /s/ Timothy S. McCord
    ---------------------                     ----------------------------------
                                                  Timothy S. McCord
                                                  Chief Financial Officer





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
                                                                       EXHIBIT A



FOR IMMEDIATE RELEASE                                              SYMBOL:  DEMP
Monday, October 23, 1995                  TRADED:  Nasdaq National Market System


                       DRUG EMPORIUM ACQUIRES F&M STORES
                            IN DETROIT AND BALTIMORE


         COLUMBUS, Ohio, October 23--Drug Emporium, Inc. announced today that it has reached an agreement to acquire 18 of the F&M Distributors, Inc. stores in Detroit, Michigan, and four F&M stores in Baltimore, Maryland. The agreement is subject to approval of the bankruptcy court where F&M's case is being supervised.
         David L. Kriegel, Drug Emporium's chairman and chief executive officer, said, "This is a unique opportunity to combine these F&M stores with Drug Emporium's buying power and systems. The Detroit stores will be operated under the F&M name which has a tradition that goes back 40 years and we expect these stores to contribute to earnings after the first full year of operation." He noted that the transaction involves an estimated purchase price of $39 million, financed through internal cash sources and bank borrowing, and that the actual number of stores to be operated depends upon lease negotiations.
         Mr. Kriegel added, "We are excited to be able to grow our store base and to add Detroit to our national presence. We believe our new customers will be pleased with our strong dedication to providing low-cost pharmacy prescriptions, wide acceptance of prescription plans, and great selection of health and beauty aids and low prices."
         Drug Emporium, Inc. is a national chain of 117 company-owned stores specializing in competitively priced health and beauty aids, cosmetics, greeting cards and prescription drugs. The company also franchises an additional 94 Drug Emporium stores.

                                   # # # # #

FOR FURTHER INFORMATION:                   Drug Emporium, Inc.
                                           Timothy S. McCord, CFO
                                           614-548-7080 x207
                                           or
                                           Investor Relations x451





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
                                                                       EXHIBIT B



FOR IMMEDIATE RELEASE                                              SYMBOL:  DEMP
Tuesday, November 14, 1995                TRADED:  Nasdaq National Market System


                   DRUG EMPORIUM SIGNS NEW LENDING AGREEMENT
                          WITH EXTENDED LINE OF CREDIT
                    AND FINALIZES ACQUISITION OF F&M STORES
                            IN DETROIT AND BALTIMORE


         COLUMBUS, Ohio, November 14--Drug Emporium, Inc. announced today that it has entered into an expanded secured credit agreement with Bank One of Columbus, National City Bank and The Huntington National Bank. The company also announced that its previously disclosed acquisition of F&M stores in Detroit and in Baltimore has been approved by the bankruptcy court.
         David L. Kriegel, Drug Emporium's chairman and chief executive officer, said that initial funds borrowed under the agreement will be used to fund the purchase of the newly acquired stores and to pay off borrowings under a previous line of credit with Bank One and National City Bank that were due to expire in 1998.
         He noted that the secured credit agreement consists of an interim revolving credit facility of up to $75 million and a total credit facility beginning April 1, 1996 of $60 million, consisting of a $45 million revolving credit line and $15 million term loan. The expanded credit facility expires in 1999.
         Mr. Kriegel commented, "We are pleased with the confidence the leading Columbus banks have shown in our management and their strong willingness to fund growth opportunity." He also noted that Drug Emporium now has full operational control over the new stores, and systems upgrades will begin after Christmas and be completed during the first quarter.
         Drug Emporium, Inc. is a national chain of 140 company-owned stores--117 operating under the Drug Emporium name and 23 currently operating under the F&M name. The company also franchises an additional 94 Drug Emporium stores. All 234 stores specialize in discount-priced health and beauty aids, cosmetics, greeting cards and prescription drugs.

                                   # # # # #

For further information contact:           Timothy S. McCord, CFO
                                           Drug Emporium, Inc.
                                           614-548-7080 x207
                                           or
                                           Investor Relations x451





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                                                                       EXHIBIT C


                         (On Drug Emporium Letterhead)



October 20, 1995


F&M Distributors, Inc.
25800 Sherwood Road
Warren, Michigan  48091

                                  Re:      In Re:  F&M Distributors, Inc.
                                           United States Bankruptcy Court
                                           Eastern District of Michigan
                                           Case No. 94-52115

Gentlemen:

Drug Emporium, Inc. ("Drug Emporium" or "Buyer") hereby offers to purchase certain assets of F&M Distributors, Inc. and/or its affiliates, if any, ("F&M" or "Seller"). This purchase may be made through a subsidiary of Drug Emporium.

We believe that based on information provided by the Seller that this package bid will generate the following proceeds to the creditors:

  Store inventory at liquidation value                               $26,972,000
  Package offer for business assets                                   11,645,000
                                                                     -----------

         Total estimated consideration                               $38,617,000
                                                                     ===========
The offer to purchase the assets includes the following:

                                                                                               Assumption of
                           Non-Prescrip-                                         Store        Lease or Title
                               tion         Prescription    Prescription     Equipment and       to Real
                             Inventory        Inventory         Files           Fixtures         Property *
                          -----------------------------------------------------------------------------------
 Operating stores               Yes              Yes              Yes              Yes              Yes

 Transfer store                 Yes              Yes              Yes              Yes               No

 Bubble stores/leases           Yes              Yes              Yes              Yes               No


  * Purchase includes obtaining ownership of the real estate associated with Store #1.





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
The store assets to be purchased have been classified under one of three descriptive groups:

                                Operating stores
                                 Transfer store
                              Bubble stores/leases

OPERATING STORES are the stores as listed on Exhibit A and are stores that the Buyer intends to operate under either the F&M or Drug Emporium name.

The TRANSFER STORE is the store listed on Exhibit B whereby the Buyer intends to move the inventory from its current location.

BUBBLE STORES/LEASES are the locations listed on Exhibit C and are stores whereby the Buyer intends to operate the stores for a period of up to ninety
(90) days while attempting to negotiate a more favorable lease arrangement with the landlord. The Seller shall remain liable for the occupancy costs during the ninety-day period. Buyer agrees to notify Seller within seventy-five (75) days of its intention to vacate or assume the leases relating to the stores at the conclusion of such ninety (90) day period.

General Conditions:
------------------

Rights to the F&M name are being acquired with this transaction. Buyer agrees to license to Seller the right to continue to utilize the F&M name on stores continuing to be operated by the Seller for a period not to exceed one year from the date of this agreement.

All non-prescription inventory located in the stores, other than Unsaleable Inventory, shall be valued at fifty-four and a quarter percent (54.25%) of retail (defined as the lowest retail price used at the stores in the thirty
(30) days prior to the order of the Bankruptcy Court of the Chapter 11 case of F&M, approving the sale of such assets to Buyer).

Prescription inventory is to be valued at Seller's cost.

Buyer agrees to purchase all register funds at an amount equal to one hundred percent of such funds.

Out-of-season inventory (Exhibit D), other than Unsaleable Inventory, shall be valued by reducing retail by fifty percent (50%) prior to the application of the percentage purchase price set forth above, and no value will be assigned and nothing shall be paid for Unsaleable Inventory (Exhibit D).

Buyer and Seller agree that the physical inventories used to value the inventory will be taken by an inventory count service mutually agreed upon by Buyer and Seller. Consideration paid to the seller shall be net of one-half of inventory count service costs.





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
Seller will not conduct any liquidation or store-wide inventory reduction sales or transfer any inventory into the stores, except in the normal course of replenishment prior to the transaction contemplated hereby.

This bid price is contingent upon Court approval no later than November 6, 1995.

Seller shall transfer to Buyer free and clear of all liens and encumbrances marketable title to the real estate of Store #1 and all assets including inventory, prescription records, supplies, store equipment and fixtures currently in each store, except as noted below and on Exhibit E. Leases, if any, on store equipment or fixtures not listed on Exhibit E will be satisfied by the Seller. Seller agrees to allow Buyer to use the equipment and fixtures listed on Exhibit E for a period of six months from the date of entry of an order approving this transaction, unless Buyer notifies Seller in writing that such equipment is no longer being used. Buyer shall at the end of such period make such equipment available for the Seller to arrange pickup and agrees to maintain such equipment, reasonable wear and tear excepted, to received condition. Seller further agrees to provide one owned forklift/walker-stackers (a minimum of one per store) to the "operating stores" and "bubble stores" within thirty (30) days of the date of the court order approving this transaction.

Upon agreement between Buyer and Seller as to the purchase price at completion of the inventory at a store, the operation of such store shall be transferred to Buyer and, with respect to each "operating store" so transferred, Buyer shall assume the obligations of Seller to pay pro rata rent and other charges under any real estate lease relating to such store.

Seller must assume and assign to Buyer the executory leases for the "operating stores" within fifteen (15) days from the entering of the order of the said Bankruptcy Court approving the sale to Buyer. Buyer and Seller shall promptly take all steps necessary to obtain Bankruptcy Court approval of the assignment and assumption of the leases. The offer to purchase assets includes the transfer of owned real estate for Store #1. Buyer shall be responsible for providing adequate assurance of future performance as required by the Court.

Seller agrees to execute such documents and instruments, including bills of sale, deeds, and assignments, as may reasonably be requested by Buyer in order to effectuate the transfer of the assets and the assignment of the leases.

Seller shall terminate all employees of the "operating stores," "bubble stores" and "transfer store" as soon as practicable after the entering of the order of approval except as to such employees as the Seller in its sole discretion determines as necessary to protect its interests in such Stores pending the assignment of





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
leases or surrender of such premises to lessors. Seller shall coordinate such terminations with the Buyer in joint meetings with the employees. Buyer shall have the right, but not the obligation, to interview all current employees at the stores for possible employment, which may be offered by Buyer solely in the exercise of its discretion. Buyer shall not be deemed a successor in interest of F&M for any purposes whatsoever.

Buyer shall have forty-five (45) days to remove inventory from the transfer store. The Seller shall remain liable for the occupancy costs during the transition.

Effective as soon as practicable after the entering of the order for approval, the transfer store pharmacy phone lines shall be transferred to Buyer's pharmacies, and the Seller will consent to Buyer's use of the phone number.

Buyer shall have the right to operate Seller's pharmacy software at Buyer's location for not less than sixty (60) days after entering of the order of approval.

Seller shall comply with applicable laws as to transfer of pharmacy prescription records.

The Buyer and Seller shall bear their respective costs and expenses, including legal and accounting fees and other professional compensation, incurred in connection with the proposed transaction.

For purposes of this agreement, occupancy costs shall include all payments due to landlords, utilities, repairs, maintenance, property and real estate taxes, CAM charges and any other charges normally classified as occupancy-related costs.

The Buyer will not be responsible for any brokers', finders' or other fees incurred by Seller in connection with the proposed transaction.

Buyer shall pay to F&M in a good faith deposit against the purchase price the amount of Five Million Dollars ($5,000,000) within 48 hours after the entering of an order of approval or by the close of the next business day, whichever is later. The balance of the purchase price shall be paid to F&M by wire transfer within the later of 24 hours of the completion of the inventory and satisfaction of the terms of this agreement, or upon the next business day after same. Adjustments to the purchase price shall be made to account for business on the final day of operations prior to assumption of the leases by Buyer. Upon full payment of the purchase price, Seller shall transfer the assets to the Buyer, free and clear of all liens and encumbrances, provided that the transfer shall be deemed effective as of the conclusion of the physical inventory.

Two Hundred Fifty Thousand Dollars ($250,000) of the consideration to be paid pursuant to this agreement shall be held in escrow for a period of up to ninety
(90) days from the date of the order of the Bankruptcy Court approving the asset sale to the Buyer ("Escrow Period"). The escrow money shall be deposited in an interest-bearing, federally insured account with a national bank or federal savings bank or otherwise as directed by Buyer. If during the Escrow Period Buyer discovers any defect or condition including matters involving title, survey matters, or environmental matters which Buyer reasonably believes will interfere with Buyer's intended use of the real estate on which Store #1 is located, the escrow funds shall be used to remedy such defect or condition. The balance of the escrow money at the end of the Escrow Period, with the exception of the interest earned on the escrow money, shall be paid to Seller. No funds will be required to be escrowed if the Seller provides reasonable evidence prior to the Court approval date that no defect or condition exists including matters involving title, survey matters, or environmental matters with respect to Store #1.

Seller agrees not to accept or recommend for approval any offer from another purchaser unless such offer exceeds Buyer's offer by a minimum of 5% of the total estimated consideration, or $1,929,000 ($38,577,000 x .05).

In the event Seller consummates a sale with another purchaser, Seller agrees to pay to Buyer out of the proceeds of the sale a breakup fee of $250,000 plus Buyer's actual expenses in an amount not to exceed $400,000. Payment of actual expenses is contingent upon Buyer supplying proper invoices, including reasonable professional fees.

We hope this letter meets with your approval. If this letter accurately reflects your understanding and intention, please so indicate and confirm by signing the letter below and returning it to us. By signing below you are indicating that you agree with the general business terms of the offer and agree to take such action as may be necessary to obtain Court approval of the transactions contemplated by this agreement.

Very truly yours,

DRUG EMPORIUM, INC.

By /s/ Timothy S. McCord
  ----------------------
Chief Financial Officer



F&M DISTRIBUTORS, INC.

By /s/ Frank Jerneycic
  --------------------
Executive Vice President





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                                   Exhibit A

                                OPERATING STORES
                                ----------------

Detroit:
--------

 #1       280 W. Nine Mile                            #20     27690 Van Dyke
          Ferndale MI                                         Warren MI
          (to include "Cigarette Annex" location)
---------------------------------------------------------------------------------------
 #2       30777 Gratiot Avenue                        #27     1260 Rochester Road
          Roseville MI                                        Rochester Hills MI
---------------------------------------------------------------------------------------
 #3       13555 Eureka Road                           #46     1700 Dix Avenue
          Southgate MI                                        Lincoln Park MI
---------------------------------------------------------------------------------------
 #5       13505 Middlebelt Rd.                        #76     30100 Grand River Avenue
          Livonia MI                                          Farmington Hills MI
---------------------------------------------------------------------------------------
 #10      22200 Michigan Avenue                       #106    18859 E. Nine Mile Road
          Dearborn MI                                         Eastpointe MI
---------------------------------------------------------------------------------------
                                                      #115    3533 No. Woodward
                                                              Royal Oak MI
---------------------------------------------------------------------------------------


Baltimore:
----------
 #61      1403 Merritt Blvd.                          #64     6501 Baltimore Nat'l Pike
          Dundalk MD                                          Baltimore MD
---------------------------------------------------------------------------------------
 #63      801 Goucher Blvd.                           #111    570 Baltimore Pike
          Towson MD                                           Bel Air MD
---------------------------------------------------------------------------------------





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                                   Exhibit B

                                 TRANSFER STORE
                                 --------------

Baltimore:
---------

 #62      7317 Ritchie Highway
          Glen Burnie MD
----------------------------------------------------------------------------




                                       12
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                                   Exhibit C

                              BUBBLE STORES/LEASES
                              --------------------

Stores:
-------
 #6       2105 South Telegraph Road                      #80     35715 Warren Road
          Bloomfield Hills, MI                                   Westland MI
------------------------------------------------------------------------------------
 #13      288 John R                                     #105    14545 Racho Road
          Troy MI                                                Taylor MI
------------------------------------------------------------------------------------
 #16      29088 Southfield Road                          #119    35630 Van Dyke
          Southfield MI                                          Sterling Hgts. MI
------------------------------------------------------------------------------------
 #75      31005 Orchard Lake Road
          Farmington Hills MI
------------------------------------------------------------------------------------





Leases:
------

         Space adjacent to Store #1, with the space being located at 290, 294 and 302 W. Nine Mile, Ferndale, MI.





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                                   Exhibit D





UNSALEABLE INVENTORY
--------------------

As used herein, the term "Unsaleable Inventory" shall mean any inventory that is: (I) Damaged or distressed, (ii) sample Inventory, (iii) Pharmacist inventory not listed in the current industry Red or Blue Book; (iv) Inventory not packed in the original container or package of such inventory; or (v) any Inventory or Pharmacy Items which an expiration date on or prior to the second calendar month following the month in which the Closing Date occurs (i.e., if the Closing Date occurs in May 1995, then any Inventory or Pharmacy Items with an expiration date occurring in May, June or July of 1995, or earlier). Any Unsaleable Inventory shall be excluded from the Inventory transferred to Buyer and segregated in the back room of the Store and held for thirty (30) days subsequent to the Closing to allow the Seller to arrange any vendor credits or returns thereof (Buyer agrees to cooperate with Seller in Seller's efforts to arrange such credits and returns). Buyer shall dispose (at no cost to Seller) of any Unsaleable Inventory remaining in the Store after such thirty-day period.





OUT-OF-SEASON INVENTORY:
-----------------------

As used herein, the term "Out-of-Season Inventory" shall include merchandise pertaining primarily to Valentine's Day, St. Patrick's Day, Passover, Easter, Mothers' Day, Fathers' Day, Fourth-of-July and Halloween.





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                                   Exhibit E





LEASED VS. OWNED EQUIPMENT:
--------------------------

Leased equipment specifically includes:
         -       Cash registers, scanners (both hand-held and flat-bed scanners)
         -       The register lanes
         -       The bass units - electronic hand devices
         - The main computer processor which would be located in the office (hard drives, keyboards and monitors)
         - In some stores, there might be a second computer located in the receiving area
         -       Printers, including label printers
         -       All the cabling that connects the above equipment together



Some of the forklift/walker-stackers are leased. Seller agrees to provide fully-operational, owned forklift/walker-stackers to each store purchased.


All of the pharmacy computers and printers are owned.


All other equipment, fixtures and leaseholds are owned.





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